Filed pursuant to Rule 497
File No. 333-204659

Supplement dated February 11, 2016
to
Prospectus dated January 5, 2016
___________________________________________

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of HMS Income Fund, Inc. (the “Company”) dated January 5, 2016 (as supplemented and amended, the “Prospectus”). This supplement is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov or by calling (888) 446-3773. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest.

This supplement updates the Prospectus to reflect the entry by the Company’s structured subsidiary, HMS Funding I LLC, a Delaware limited liability company, into a third amendment to the amended and restated credit agreement with the Company, as equityholder and servicer, Deutsche Bank AG, New York Branch, as administrative agent, and U.S. Bank National Association, as collateral agent.

This supplement amends the Prospectus as follows:

PROSPECTUS SUMMARY

This supplement replaces in its entirety the first sentence in the fourth paragraph in the section entitled “Prospectus Summary-Credit Facilities” on page 10 of the Prospectus with the following:

The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on February 9, 2016, increasing the revolver commitments to $385.0 million.

This supplement replaces in its entirety the seventh paragraph in the section entitled “Prospectus Summary-Credit Facilities” on page 11 of the Prospectus with the following:

As of February 9, 2016, we had $90.0 million outstanding and $35.0 million available under our Capital One Credit Facility, and $315.0 million outstanding and $70.0 million available under the Deutsche Bank Credit Facility, both of which we estimated approximated fair value and subject to certain limitations and the asset coverage restrictions under the 1940 Act.

RISK FACTORS

This supplement replaces in its entirety the second and fourth paragraphs in the section entitled “We may have limited ability to fund new investments if we are unable to expand, extend or refinance our Capital One Credit Facility or the Deutsche Bank Credit Facility (combined, the Credit Facilities").” on page 38 of the Prospectus with the following:

On June 2, 2014, our wholly owned subsidiary, HMS Funding, entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on February 9, 2016, increasing the revolver commitments to $385 million. The Deutsche Bank Credit Facility matures on June 16, 2020.

As of February 9, 2016, we had borrowings of $90.0 million outstanding on our Capital One Credit Facility and had borrowings of $315.0 million outstanding on the Deutsche Bank Credit Facility.

SENIOR SECURITIES

This supplement replaces in its entirety the third and seventh paragraphs in the section entitled “Senior Securities” on pages 50-51 of the Prospectus with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, which provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on February 9, 2016, increasing the revolver commitments to $385 million. We contribute certain assets to HMS Funding from time to time, as permitted under our Capital One Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

As of February 9, 2016, we had $90.0 million outstanding and $35.0 million available under our Capital One Credit Facility and $315.0 million outstanding and $70.0 million available under the Deutsche Bank Credit Facility, subject to the asset coverage restrictions under the 1940 Act, as discussed below.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

This supplement replaces in its entirety the sixth paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Liquidity and Capital Resources-Capital Resources” on page 72 of the Prospectus with the following:

On June 2, 2014, HMS Funding entered into the Deutsche Bank Credit Facility, a credit agreement among HMS Funding, as borrower, the Company, as equityholder and as servicer, Deutsche Bank, as administrative agent, the HMS Funding Lenders and the Collateral Agent. The Deutsche Bank Credit Facility provided for an initial borrowing capacity of $50 million, subject to certain limitations, including limitations with respect to HMS Funding’s investments, as more fully described in the Deutsche Bank Credit Facility. The Deutsche Bank Credit Facility was amended and restated on May 18, 2015 and subsequently has been amended on multiple occasions, most recently on February 9, 2016, increasing the revolver commitments to $385 million. We contribute certain assets to HMS Funding from time to time, as permitted under our Capital One Credit Facility, as collateral to secure the Deutsche Bank Credit Facility.

This supplement inserts the second paragraph in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations-Recent Developments and Subsequent Events” on page 75 of the Prospectus with the following:

On February 9, 2016, HMS Funding entered into a third amendment to the Deutsche Bank Credit Facility which increased the revolver commitments to $385 million.